UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 27, 2021

Social Capital Hedosophia Holdings Corp. V

(Exact name of registrant as specified in its charter)

Cayman Islands (State or other jurisdiction of incorporation)	001-39606 (Commission File Number)	98-1547291 (I.R.S. Employer Identification No.)

317 University Ave, Suite 200 Palo Alto, California (Address of principal executive offices)	94301 (Zip Code)

(650) 521-9007
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-fourth of one Warrant to purchase one Class A ordinary share	IPOE.U	New York Stock Exchange

Class A ordinary shares, $0.0001 par value per share	IPOE	New York Stock Exchange

Warrants to purchase Class A ordinary shares	IPOE.WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

SoFi Technologies, Inc. 2021 Stock Option and Incentive Plan

On May 27, 2021, in connection with the Extraordinary General Meeting (the “Extraordinary General Meeting”) held on May 27, 2021, shareholders of Social Capital Hedosophia Holdings Corp. V (“SCH” and, after the Business Combination (as defined below), “SoFi Technologies”) approved by ordinary resolution and adopted the SoFi Technologies, Inc. 2021 Stock Option and Incentive Plan (the “2021 Plan”), which makes available for issuance a number of shares equal to approximately 8% of the total outstanding capital stock of SoFi Technologies (on a fully diluted and as-converted basis), of which 3% of such amount is reserved for grants to certain members of the senior management team, as of the closing date of the Business Combination , plus the number of shares of SoFi Technologies common stock, par value $0.0001 per share (“SoFi Technologies Common Stock”), that are automatically added on the first day of each fiscal year beginning with SoFi’s Technologies 2022 fiscal year, in an amount equal to the lesser of (A) a number equal to the excess (if any) of (1) 5% of the aggregate number of shares of SoFi Technologies Common Stock outstanding on the final day of the immediately preceding calendar year over (2) the number of shares of SoFi Technologies Common Stock then reserved for issuance under the 2021 Plan as of such date and (B) such smaller number of shares of SoFi Technologies Common Stock as is determined by the SoFi board of directors. A summary of the 2021 Plan is included in SCH’s definitive proxy statement (the “Definitive Proxy”) for the Extraordinary General Meeting filed with the Securities and Exchange Commission (the “SEC”) on May 7, 2021 and is incorporated by reference, which summary is qualified in all respects by the full text of the 2021 Plan, included as Annex I to the Definitive Proxy.

Item 5.07 Submission of Matters to a Vote of Security Holders

At the Extraordinary General Meeting, 55,998,083 holders of SCH’s ordinary shares, which represented 55.65% of the ordinary shares outstanding and entitled to vote as of the record date of April 29, 2021, were represented in person or by proxy. The final voting results for each matter submitted to a vote of the SCH shareholders at the Extraordinary General Meeting are set forth below:

Approval of the BCA Proposal

The shareholders approved by ordinary resolution and adopted the Agreement and Plan of Merger, dated as of January 7, 2021, as amended on March 16, 2021 (as it may be further amended, the “Merger Agreement”), by and among SCH, Plutus Merger Sub Inc. (“Merger Sub”) and Social Finance, Inc. (“SoFi”), a copy of which is attached to the Definitive Proxy as Annex A and SCH’s Current Report on Form 8-K filed with the SEC on March 16, 2021 (the “BCA Proposal”). The Merger Agreement provides for, among other things, the merger of Merger Sub with and into SoFi (the “Merger”), with SoFi surviving the Merger as a wholly owned subsidiary of SCH, in accordance with the terms and subject to the conditions of the Merger Agreement. The voting results with respect to the BCA Proposal were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
55,810,395	79,584	108,104	N/A

Approval of the Domestication Proposal

The shareholders approved by special resolution the change of SCH’s jurisdiction of incorporation by deregistering as an exempted company in the Cayman Islands and continuing and domesticating as a corporation incorporated under the laws of the State of Delaware (the “Domestication” and, together with the Merger, the “Business Combination”) (the “Domestication Proposal”). The voting results with respect to the Domestication Proposal were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
55,719,955	97,050	181,078	N/A

Organizational Documents Proposals

The shareholders approved by special resolution the following material differences between SCH’s Amended and Restated Memorandum and Articles of Association (the “Cayman Constitutional Documents”) and the proposed new certificate of incorporation (“Proposed Certificate of Incorporation”) and the proposed new bylaws (“Proposed Bylaws”) of Social Capital Hedosophia Holdings Corp. V (a corporation incorporated in the State of Delaware, and the filing with and acceptance by the Secretary of State of Delaware of the certificate of domestication in accordance with Section 388 of the Delaware General Corporation Law (the “DGCL”)), which will be renamed “SoFi Technologies, Inc.” in connection with the Business Combination:

Approval of Organizational Documents Proposal A

The shareholders approved the change in the authorized capital stock of SCH from 500,000,000 Class A ordinary shares, par value $0.0001 per share, 50,000,000 Class B ordinary shares, par value $0.0001 per share, and 5,000,000 preferred shares, par value $0.0001 per share, to 3,000,000,000 shares of SoFi Technologies common stock, par value $0.0001 per share (“SoFi Technologies common stock), 100,000,000 shares of SoFi Technologies non-voting common stock and 100,000,000 shares of SoFi Technologies preferred stock, par value $0.0001 per share (the “SoFi Technologies preferred stock”) and 100,000,000 shares of SoFi Technologies redeemable preferred stock, par value $0.0001 per share (“Organizational Documents Proposal A”). The voting results with respect to Organizational Documents Proposal A were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
54,990,082	459,002	548,999	N/A

Approval of Organizational Documents Proposal B

The shareholders approved that the board of directors of SoFi Technologies be authorized to issue any or all shares of SoFi Technologies preferred stock in one or more series, with such terms and conditions as may be expressly determined by the board of directors of SoFi Technologies and as may be permitted by the DGCL (“Organizational Documents Proposal B”). The voting results with respect to Organizational Documents Proposal B were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
53,604,492	1,929,486	464,105	N/A

Approval of Organizational Documents Proposal C

The shareholders approved all other changes in connection with the replacement of Cayman Constitutional Documents with the Proposed Certificate of Incorporation and Proposed Bylaws as part of the Domestication, including (i) changing the corporate name from “Social Capital Hedosophia Holdings Corp. V” to “SoFi Technologies, Inc.” in connection with the Business Combination, (ii) making SoFi Technologies’ corporate existence perpetual, (iii) adopting Delaware as the exclusive forum for certain stockholder litigation and the United States Federal District Courts as the exclusive forum for litigation arising out of the Securities Act of 1933, as amended, (iv) being subject to the provisions of Section 203 of the DGCL and (v) removing certain provisions related to SCH’s status as a blank check company that will no longer be applicable upon consummation of the Business Combination (“Organizational Documents Proposal C”). The voting results with respect to Organizational Documents Proposal C were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
53,646,289	2,027,123	324,671	N/A

Approval of the Director Election Proposal

The shareholders approved by ordinary resolution, the election of Anthony Noto, Clay Wilkes, Tom Hutton, Steven Freiberg, Ahmed Al-Hammadi, Michael Bingle, Michel Combes, Richard Costolo, Clara Liang, Carlos Medeiros, Harvey Schwartz and Magdalena Yeşil, who, upon consummation of the Business Combination, will be the directors of SoFi Technologies (the “Director Election Proposal”).

The voting results with respect to the election of Anthony Noto were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
20,125,000	0	0	N/A

The voting results with respect to the election of Clay Wilkes were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
20,125,000	0	0	N/A

The voting results with respect to the election of Tom Hutton were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
20,125,000	0	0	N/A

The voting results with respect to the election of Steven Freiberg were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
20,125,000	0	0	N/A

The voting results with respect to the election of Ahmed Al-Hammadi were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
20,125,000	0	0	N/A

The voting results with respect to the election of Michael Bingle were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
20,125,000	0	0	N/A

The voting results with respect to the election of Michel Combes were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
20,125,000	0	0	N/A

The voting results with respect to the election of Richard Costolo were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
20,125,000	0	0	N/A

The voting results with respect to the election of Clara Liang were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
20,125,000	0	0	N/A

The voting results with respect to the election of Carlos Medeiros were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
20,125,000	0	0	N/A

The voting results with respect to the election of Harvey Schwartz were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
20,125,000	0	0	N/A

The voting results with respect to the election of Magdalena Yeşil were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
20,125,000	0	0	N/A

Approval of the Stock Issuance Proposal

The shareholders approved by ordinary resolution, for the purposes of complying with the applicable provisions of Section 312.03 of the New York Stock Exchange’s Listed Company Manual, the issuance of shares of SoFi Technologies common stock to (a) the PIPE Investors, including the Sponsor Related PIPE Investors, pursuant to the PIPE Investment (as each capitalized term in clause (a) is defined in the Definitive Proxy), and (b) the SoFi Stockholders (as defined in the Definitive Proxy ) pursuant to the Merger Agreement, in each case as further described in the Definitive Proxy (collectively, the “Stock Issuance Proposal”). The voting results with respect to the Stock Issuance Proposal were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
55,245,338	379,714	373,031	N/A

Approval of the 2021 Stock Option and Incentive Plan Proposal

The shareholders approved by ordinary resolution, the 2021 Plan (the “2021 Stock Option and Incentive Plan Proposal”). The voting results with respect to the 2021 Stock Option and Incentive Plan Proposal were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
51,146,662	4,188,021	663,400	N/A

Approval of the Repurchase Proposal

The shareholders approved by ordinary resolution, SoFi Technologies’ entry into a share repurchase agreement with SoftBank Group Capital Limited (“SoftBank”) and the repurchase contemplated thereby by SoFi Technologies of $150 million of shares of SoFi Technologies common stock owned by certain investors affiliated with SoftBank at a price per share equal to $10.00 immediately following the closing of the Business Combination (the “Repurchase Proposal”). The voting results with respect to the Repurchase Proposal were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
54,911,231	602,769	484,083	N/A

Approval of the Adjournment Proposal

The shareholders approved the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for the approval of one or more proposals at the Extraordinary General Meeting (the “Adjournment Proposal”). The voting results with respect to the Adjournment Proposal were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
55,357,358	236,907	403,818	N/A

Though not guaranteed, SCH expects to close the Business Combination on May 28, 2021, subject to the satisfaction of customary closing conditions, and for the SoFi Technologies common stock and warrants to begin publicly trading on The Nasdaq Global Select Market under the new symbols “SOFI” and “SOFIW”, respectively, on June 1, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Social Capital Hedosophia Holdings Corp. V

By:	/s/ Chamath Palihapitiya
	Name:	Chamath Palihapitiya
	Title:	Chief Executive Officer

Date: May 27, 2021